Intangible assets	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Intangible assets
 Note 2 — Intangible assets

In July 2010, we acquired Cequent, a company engaged in development of novel products to deliver RNAi-based therapeutics. A substantial portion of the assets acquired were allocated to identifiable intangible assets related to IPR&D projects identified by management. Our management estimated acquisition-date fair values of these intangible assets based on a number of factors. Utilizing the income approach, a discounted cash flow model using forecasted operating results related to the identified intangible assets, fair value was determined to be $19.3 million for FAP and $3.4 million for tkRNAi, for a total of $22.7 million. We recorded a loss on impairment of these intangible assets of $16.0 million in 2011.

We tested the carrying value of our intangible assets for impairment as of December 31, 2012 and 2013, utilizing the income approach. At December 31, 2012, we estimated the fair value of FAP to be $40.3 million and tkRNAi to be $6.6 million, for a total of $46.9 million. We estimated the fair value of these intangible assets using a discount rate of 22%. We probability adjusted our estimation of the expected future cash flows associated with each project and then determined the present value of the expected future cash flows using the discount rate. The projected cash flows from the projects were based on key assumptions, including those outlined above. As no impairment was indicated, no loss was recorded in 2012. The values are significantly higher in 2012 primarily due to substantial de-risking of the project associated with entering clinical trials with a compound, changed economic conditions impacting the cost of capital for comparable companies, and changes in the competitive landscape that will allow a higher probability of receiving higher reimbursements. While the valuation showed a large increase, the generally accepted accounting principles allow for reduction of the carrying value of an indefinite lived asset if impaired, but does not allow a subsequent recognition of an impairment, to increase the carrying value of these assets. Using a similar analysis with a 22% discount rate, at December 31, 2013, we estimated the fair value of FAP to be $49.2 million and tkRNAi to be $7.9 million, for a total of $57.1 million. No impairment adjustment was indicated in 2013.

Deferred Taxes — The Cequent acquisition was treated as a tax-free merger. Acquired deferred tax assets were comprised of $7.0 million for federal and state net operating loss carry-forwards and $1.1 million for tax credit carry-forwards. The tax basis for acquired intangible assets of $22.7 million is nil, which results in a deferred tax liability of $8.0 million as there will be no tax deduction when the book basis is expensed and the deferred tax liability is reduced. As a result, at December 31, 2012 and 2013, the Company has a deferred tax liability of $2.4 million related to these intangible assets. No material change was recorded in 2012 or 2013. Due to uncertainty as to the timing of the reversal, the Company determined that the deferred tax liability did not support realization of any deferred tax assets (see Note 9).